Exhibit 3.1
I, Betty Ireland, Secretary of State of the

State of West Virginia, hereby certify that

Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office as required by the provisions of West Virginia Code are found to conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

Given under my hand and the
Great Seal of the State of
West Virginia on this day of
June 29, 2006

Secretary of State

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

Pursuant to Section 1006, Article 10, Chapter 3 1 D of the Code of West Virginia,
the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is City Holding Company.

SECOND: The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation.

THIRD: The date of the adoption was May 10, 2006.

FOURTH: The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation in the manner prescribed by law:

RESOLVED, that, Article X of the Articles of Incorporation be, and the same hereby is, amended to add the following sections:

Section 4. Tie Votes. In the event that a vote which is duly brought before the Board of Directors at a meeting at which a quorum is present results in a tie vote, the vote of the Chairman of the Board of the Company or his duly appointed delegate (who shall also be a director) shall be counted twice.

Section 5. Waiver of Liability. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the West Virginia Business Corporation Act or the laws of the United States or the State of West Virginia, as the same exist or may hereafter be amended. Any repeal or modification of the foregoing provision by the stockholders of the corporation shall not adversely affect any right of protection of a director of the corporation existing at the time of such repeal or modification.

FIFTH: Contact name and number of person to reach in case of problem with filing:

Name: Charles D. Dunbar, Esq.
Phone: (304) 340-1196

SIXTH: Signature of person executing document:

/s/ Charles R. Hageboeck
Charles R. Hageboeck	President & CEO

I, Joe Manchin III, Secretary of State of the

State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of West Virginia Code

$31 -1-3 1 and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this day of
July 5, 2001

Secretary of State

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

1. The name of the corporation is CITY HOLDING COMPANY-

2. The text of the amendment adopted is as follows:

The Rights Divided Declaration Date (April 4, 1991) in the 33d line of subsection (a) of Appendix I of the Articles of Serial Designation fixing the terms of the Junior Participating Cumulative Preferred Stock, Series A, filed May 6, 1991, is struck, and the following date is substituted therefore: June 13,2001

3. The amendment was adopted by the Board of Directors on June 13, 2001. Shareholder approval was not required pursuant to West Virginia Corporation Act 3 31-1-106(n) and Article VI. Preferred Stock, of the corporation's Articles of Incorporation.

4. These Articles of Amendment were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219.

CITY HOLDING COMPANY

By: /s/ Gerald R. Francis
Gerald R. Francis, President

By: /s/ Victoria A. Evans
Victoria A. Evans, Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Lynn R Deardorff, a Notary Public, do hereby certify that on this 21st day of June, 2001, personally appeared before me, Gerald R Francis, who being by me first duly sworn, declared that he is President of City Holding Company, a corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

[NOTARY SEAL    /s/ Lynn R. Deardorff
LYNN R. DEARDORFF]     Notary Public

My commission expires May 2, 2011

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Lynn R Deardorff, a Notary Public, do hereby certify that on this 21st day of June, 2001, personally appeared before me, Victoria A. Evans, who being by me first duly sworn, declared that she is Secretary of City Holding Company, a corporation, that he signed the foregoing document as Secretary of the corporation, and that the statements therein contained are true.

[NOTARY SEAL    /s/ Lynn R. Deardorff
LYNN R. DEARDORFF]     Notary Public

My commission expires May 2, 2011

I, Ken Hechler, Secretary of State of the

State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation for

CITY HOLDING COMPANY

are filed in my office. signed and verified. as .required by the provisions of Chapter 31. Article 1. Section 3 1 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
TWENTY-THIRD day of
DECEMBER 19 98

Secretary of State

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

1. Name. The name of the corporation is CITY HOLDING COMPANY.
2. Amendment. The text of the amendment adopted is as follows:

The first paragraph of Article VI of the Articles of Incorporation is deleted in its entirety and the following is substituted in its place:

VI. The Corporation shall have the authority to issue 500,000 shares of preferred stock of a par value of $25 per share and 50,000.000 sham of common stock of a par value of $2.50 per share.

The remainder of Article VI shall be unchanged.

3. Shareholder Vote. The amendment was adopted at a special meeting of shareholders of the Corporation on December 9, 1998. As of the record date for the special meting, the Corporation had 6,660,717 shares of common stock outstanding and entitled to vote, and no shares of preferred stock outstanding. The number of shares of common stock voted for and against the amendment was 4,892,062 shares and 329,950 shares, respectively. The holders of 24,347 shares abstained. As a result of the amendment, the stated capital of the Corporation is increased to S137,500,000.

4.  Document Preparation. These Articles of Amendment were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219.

Dated. December 9, 1998

CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President & Chief Executive Officer

And /s/ Otis L. O’Connor
Otis L. O’Connor, Secretary

ACKNOWLEDGEMENT

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Drema T. Gibson, a Notary Public, do hereby that on this 21st day of December, 1998, personally appeared before me, Steven J. Day, who being first duly sworn, declared himself to be President and Chief Executive Officer of City Holding Company, a corporation, that he signed the foregoing document as President and Chief Executive Officer of the Corporation, and that the statements therein contained are true.

[NOTARY SEAL    /s/ Drema T. Gibson
DREMA T. GIBSON]     Notary Public

My commission expires September 11, 2001
(SEAL)

I, Ken Hechler, Secretary of State of the

State of West Virginia, hereby certify that

by the provisions of Chapter 31 of the West Virginia Code, Articles of Merger were received and filed by and between HORIZON BANCORP, INC., a qualified West Virginia Corporation and CITY HOLDING COMPANY, a qualified West Virginia corporation.

Therefore, I hereby issue this certificate of merger, merging HORIZON BANCORP, INC. with and into CITY HOLDING COMPANY being the survivor.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Thirty-First  day of
December 19 98

Secretary of State

ARTICLES OF MERGER
OF
HORIZON BANCORP, INC.
INTO
CITY HOLDING COMPANY

1.  (a) The Plan of Merger of Horizon Bancorp, Inc. ("Horizon*') into City Holding Company ("City Holding") is attached hereto as Exhibit A.

(b) Under the Plan of Merger, City Holding shall be the surviving corporation with the name of "City Holding Company."

2.  (a) As of the time of the vote on the proposed merger, Horizon had outstanding 9,149,775 shares of common stock, $1.00 par value (“Horizon Common Stock") which is its only class of stock outstanding.

(b) As of the time of the vote on the proposed merger, City Holding had outstanding 6,660,717 shares of common stock, $2.50 par value ("City Holding Common Stock"), which is its only class of stock outstanding.

3. (a) 6,481,359 (70.8%) of the outstanding shares of Horizon Common Stock were voted for the Plan of Merger, which was sufficient for approval, 232,353 (2.5%) shares were voted against and 11,960 (0.1%) shares abstained.

(b) 4,682,695 (70.30%) of the outstanding shares of City Holding Common Stock were voted for the Plan of Merger, which was sufficient for approval, 28,097 (.43%) shares were voted against and 32,921 (.49%) shares abstained.

CITY HOLDING COMPANY HORIZON BANCORP, INC.

By:  /s/ Steven J. Day  By:
Steven J. Day   Philip L. McLaughlin
President and Chief Executive Officer  President and Chief Operating Officer

By: /s/ Otis L. O’Connor  By:
Otis L. O’Connor   E. M. Payne III
Secretary   Secretary

ARTICLES OF MERGER
OF
HORIZON BANCORP, INC.
INTO
CITY HOLDING COMPANY

1.  (a) The Plan of Merger of Horizon Bancorp, Inc. ("Horizon*') into City Holding Company ("City Holding") is attached hereto as Exhibit A.

(b) Under the Plan of Merger, City Holding shall be the surviving corporation with the name of "City Holding Company."

2.  (a) As of the time of the vote on the proposed merger, Horizon had outstanding 9,149,775 shares of common stock, $1.00 par value (“Horizon Common Stock") which is its only class of stock outstanding.

(b) As of the time of the vote on the proposed merger, City Holding had outstanding 6,660,717 shares of common stock, $2.50 par value ("City Holding Common Stock"), which is its only class of stock outstanding.

3. (a) 6,481,359 (70.8%) of the outstanding shares of Horizon Common Stock were voted for the Plan of Merger, which was sufficient for approval, 232,353 (2.5%) shares were voted against and 11,960 (0.1%) shares abstained.

(b)
4,682,695 (70.30%) of the outstanding shares of City Holding Common Stock were voted for the Plan of Merger, which was sufficient for approval, 28,097 (.43%) shares were voted against and 32,921 (.49%) shares abstained.

CITY HOLDING COMPANY HORIZON BANCORP, INC.

By:    By: /s/ Philip L. McLaughlin
Steven J. Day   Philip L. McLaughlin
President and Chief Executive Officer  President and Chief Operating Officer

By:   By: /s/ E. M. Payne III
Otis L. O’Connor   E. M. Payne III
Secretary   Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

On this 29 day of December, 1998, before me, a notary public for the state and county aforesaid, personally came Steven J. Day and Otis L O'Connor, President and Chief Executive Officer and Secretary, respectively, of City Holding Company and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: May 2, 2001.

[NOTARY SEAL /s/ Lynn R. Deardorff
LYNN R. DEARDORFF]     Notary Public

STATE OF WEST VIRGINIA
COUNTY OF

On this                 day of December, 1998, before me, a notary public for the state and county aforesaid, personally came Philip L. McLaughlin and E. M. Payne III, President and Chief Executive Officer and Secretary, respectively, of Horizon Bancorp, Inc. and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires:                                             .

[SEAL]

Notary Public

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

On this 29 day of December, 1998, before me, a notary public for the state and county aforesaid, personally came Steven J. Day and Otis L O'Connor, President and Chief Executive Officer and Secretary, respectively, of City Holding Company and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires:                                             .

[SEAL]

Notary Public

STATE OF WEST VIRGINIA
COUNTY OF Greenbrier

On this 29th day of December, 1998, before me, a notary public for the state and county aforesaid, personally came Philip L. McLaughlin and E. M. Payne III, President and Chief Executive Officer and Secretary, respectively, of Horizon Bancorp, Inc. and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: July 23, 2006.

[NOTARY SEAL /s/ Donna N. Hanson
DONNA N. HANSON]     Notary Public

These Articles of Merger were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074.'

Exhibit A
PLAN OF MERGER
OF
HORIZON BANCORP, INC.
INTO
CITY HOLDING COMPANY

Section 1. Horizon Bancorp, Inc-, a West Virginia corporation (“Horizon”) shall, at the time that the Articles of Merger are made effective by the West Virginia Division of Banking (the "Effective Time of the Holding Company Merger"), be merged (the "Merger") into City Holding Company ("City Holding"), with the result that City Holding shall be the surviving corporation (the ''Surviving Corporation").

Section 2. Conversion of Stock. At the Effective Time of the Holding Company Merger:

(i) Each share of Horizon Common Stock ("Horizon Common Stock”) and outstanding at the Effective Time of the Holding Company Merge, other than Dissenting Shares (as hereinafter defined) and shares held directly by City Holding, and which, under the terms of Section 3 of this Plan of Merger, is to be converted into and exchangeable for Common Stock of City Holding ("City Holding Common Stock"), shall be converted into the number of shares of City Holding Common Stock determined by dividing $45.00 per share of Horizon Common Stock (the "Common Stock Rice Per Share"') by the average closing price of City Holding Common Stock as reported on the Nasdaq National Market for each of the 10 trading days ending on the 10th day prior to the day of the Effective Time of the Holding Company Merger (the "Average Closing Price"), such quotient to be founded to the nearest one-one thousandth (the "Exchange Ratio"), provided that if the Average Closing Rice is $44.50 or greater, then the Exchange Ratio shall be 1.011 and if the Average Closing Price is $40.50 or less, then the Exchange Ratio shall be 1.111. The Exchange Ratio at the Effective The of the Holding Company Merger shall be adjusted to reflect any consolidation, split-up, other subdivisions or combinations of City Holding Common Stock, any dividend payable in City Holding Common Stock, or any capital reorganization involving the reclassification of City Holding Common Stock subsequent a the date of the Agreement (defined below).

(ii) Each share of Horizon Common Stock issued and outstanding at the Effective Time of the Holding Company Merger and held by City Holding shall be canceled.

(iii) Each share of City Holding Common Stock outstanding at the Effective Time of the Holding Company Merger shall continue unchanged as an outstanding share of Common Stock of the Surviving Corporation.

(iv) At the Effective Time of the Holding Company Merger, Horizon's transfer books shall be closed and no further transfer of Horizon Common Stack shall be permitted.

Section 3. Manner of Conversion of Horizon Common Stock. The manner in which outstanding shares of Horizon Common Stock shall be converted into City Holding Common Stock, as specified in Section 2 hereof, after the Effective Time of the Holding Company Merger, shall be as follows:

(i) Each share of Horizon Common Stock, other than shares held by City Holding and any Dissenting Shares, shall be exchanged for shares of City Holding Common Stock as determined by the Exchange Ratio.

(ii) No fractional shares of City Holding Common Stock shall be issued, but instead the value of fractional shares shall be paid in cash (less all applicable withholding taxes), as determined in accordance with Section 2.3 of the Agreement.

(iii) Certificates for shares of Horizon Common Stock shall be submitted for exchange for City Holding Common Stock accompanied by a Letter of Transmittal to be furnished promptly following the Effective Time of the Holding Company Merger to Horizon’s shareholders of record as of the Effective Time of the Holding Company Merger. Until so surrendered, each outstanding certificate which, prior to the Effective Time of the Holding Company Merger, represented Horizon Common Stock, shall be deemed to evidence only the right to receive shares of City Holding Common Stock as determined by the Exchange Ratio. Until such outstanding shares formerly representing Horizon Common Stock are so surrendered, no dividend payable to holders of record of City Holding Common Stock for any period as of any date subsequent to the Effective Time of the Holding Company Merger shill be paid to the holder of such outstanding certificates in respect thereof. Upon such surrender, dividends accrued or declared on City Holding Common Stock shall be paid in accordance with Section 2.2 of the Agreement and Plan of Reorganization dated as of August 7.1998, among City Holding Company and Horizon Bancorp, Inc. (the "Agreement").

Section 4. Horizon Options. At the Effective Time of the Holding Company Merger, each outstanding option to acquire Horizon Common Stock that was granted under Horizon's employee benefit plans (the "Horizon Options," as defined in Section 3.1 (j)(1) of the Agreement and identified on Schedule C thereto), shall be converted, based on the Exchange Ratio, options to acquire City Holding Common Stock ("City Holding Options"). The exercise price per share of City Holding Common Stock under a City Holding Option shall be equal to the exercise price per sham of Horizon Common Stock under the Horizon Option divided by the Exchange Ratio (rounded up to the nearest cent). The number of shares of City Holding Common Stock subject to a City Holding Option shall be equal to the number of shares of Horizon Common Stock subject to the Horizon Option multiplied by the Exchange Ratio (rounded down to the nearest whole share). Except as provided in this Section 4, the terms of the City Holding Option shall be the same as the terms of the Horizon Option.

Section 5. Dissenting Shares. Notwithstanding anything in this Plan of Merger to the contrary, shares of Horizon Common Stock which an issued and outstanding immediately prior to the Effective Time of the Holding Company Merger and which are held by a shareholder (other than City Holding and its subsidiaries, which waive such right to dissent) who has the right (to the extent such right is available by law) to demand and receive payment of the fair value of his shares of Horizon Common Stock pursuant to Section 31-1-122 of the West Virginia Code (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the consideration provided in Section 2 of this Plan of Merger, unless and until such holder shall fail to perfect his right to dissent or shall have effectively withdrawn or lost such right under the West Virginia Code, as the case may be. If such holder shall have so failed to perfect his right to dissent or shall have effectively withdrawn or lost such right, his shares of Horizon Common Stock shall thereupon be deemed to have been converted into, at the Effective Time of the Holding Company Merger, the right to receive shares of City Holding Common Stock as provided in Section 2 hereof.

Section 6. Conditions to Merger. Consummation of the Merger is subject to the following conditions:

(i) The approving vote of the holders of the requisite majority of the outstanding shares of Horizon Common Stock entitled to vote.

(ii) The approval of the Merger by the Board of Governors of the Federal Reserve System and the West Virginia Division of Banking.

(iii) The satisfaction of the conditions contained in the Agreement or the waiver of such conditions by the party for whose benefit they were imposed.

Section 7. Effect of the Merger. The Merger, upon the Effective Time of the Holding Company Merger, shall have the effect provided by Section 31-1-37 of the West Virginia Code.

Section 8. Amendment. The Boards of Directors of City Holding and Horizon reserve the right to amend this Plan of Merger at any time prior to the Effective Time of the Holding Company Merger, provided, however, that any such amendment made subsequent to the submission of this Plan of Merger to the shareholders of City Holding or Horizon, may not modify either the amount or form of the consideration to be received by such shareholders for their shares of Horizon Common Stock or otherwise materially adversely affect such shareholders without their approval.

I, Ken Hechler, Secretary of State of the

State of West Virginia, hereby certify that

the following and hereto attached is a true copy of the articles of merger of Hinton Financial Corporation, a qualified Delaware corporation and City Holding Company, a qualified West Virginia corporation.

Therefore, I hereby issue this CERTIFICATE OF MERGER, merging Hinton Financial Corporation with and into City Holding Company, the survivor.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Twenty-Third day of
November 19 98

Secretary of State

ARTICLES OF MERGER
OF
HORIZON BANCORP, INC.
INTO
CITY HOLDING COMPANY

1. These Articles of Merger arc submitted pursuant to Section 31-1-119 of the West Virginia Code.

2. (a) The Plan of Merger of Hinton Financial Corporation ("Hinton") into City Holding Company ("City Holding") is attached hereto as Exhibit A. Hinton is a wholly-owned subsidiary of City Holding.

(b) Under the Plan of Merger, City Holding shall be the surviving corporation with the name of "City Holding Company."

3. Hinton has outstanding 1000 shares of common stock, which is its only class of stock outstanding, all of which shares are owned by City Holding.

4. As the sole shareholder of Hinton, City Holding waives mailing of the Plan of Merger pursuant to Section 31-1-119(c) of the West Virginia Code.

CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President & Chief Executive Officer

By: /s/ Otis L. O’Connor
Otis L. O’Connor, Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

On this 16 day of November, 1998, before me, a notary public for the state and county aforesaid, personally came Steven J. Day and Otis L O'Connor, President and Chief Executive Officer and Secretary, respectively, of City Holding Company and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: February 5, 2007.

[NOTARY SEAL /s/ Betsy J. Creech
BETSY J. CREECH]     Notary Public

Exhibit A

PLAN OF MERGER
OF
HINTON FINANCIAL CORPORATION
INTO
CITY HOLDING COMPANY

Section 1. Hinton Financial Corporation, a Delaware corporation ("Hinton"), which is a wholly-owned subsidiary of City Holding Company, a West Virginia corporation ("City Holding"), shall, upon the issuance of a certificate of merger by the Secretary of State of West Virginia (the "Effective Date"), be merged into City Holding, which shall be the Surviving Corporation

Section 2. Each share of Hinton Common Stock issued and outstanding immediately prior to the Effective Date shall be cancelled. Each share of City Holding Common Stock issued and outstanding immediately prior to the Effective Date shall remain issued and outstanding, unaffected by this merger.

I, Ken Hechler, Secretary of State of the

State of West Virginia, hereby certify that

CITY HOLDING COMPANY

a corporation, limited partnership, limited liability company or association, has applied for a Certificate of Registration of True Name to transact business in West Virginia as required by the provisions of Chapter 47, Article 8, Section 4 of the West Virginia Code. I further certify that the application conforms to law and is filed in my office.

Therefore, I issue this

CERTIFICATE OF REGISTRATION OF TRUE NAME

authorizing it to transact business in West Virginia under the assumed name o f

CITY MORTGAGE SERVICES

and I attached to this certificate a duplicate original of the application.

Given under my hand and the
Great Seal of the State of
West Virginia on this
TWENTIETH day of
FEBRUARY 1997

Secretary of State

KEN HECHLER	STATE SEAL OF WEST VIRGINIA	FILE IN DUPLICATE ORIGINALS
Secretary of State	[Graphic Omitted]	FEE: $ 5.00
State Capitol, W 139
Charleston, WV 25305
(304) 342-8000

FILED
February 20, 1997
IN THE OFFICE OF
SECRETARY OF STATE
WEST VIRGINIA

APPLICATION FOR TRUE NAME REGISTRATION

As required by Chapter 47, Article B, Section 4 of the West Virginia Code, 1331, as amended, corporations, associations and limited partnerships are not to conduct business under a trade or assumed name without first filing a certificate of registration of true name with the Secretary of State and the Clerk of the County Commission where if it is a domestic corporation, it maintains its principal office or, if it is a foreign corporation, where its principal business is transacted.

The true name of the corporation, association or limited partnership and the address as its principal office in West Virginia, or if no office is maintained in West Virginia, its principal office in the state in which it is incorporated or established are:

January 17, 1997
Date

City Holding Company
True name of corporation, association or limited partnership

3601 MacCorkle Avenue, S.E.
Address of principal office

Charleston	West Virginia	25304
City	State	Zip

The above corporation, association or limited partnership will conduct business within West Virginia under the following assumed name, trade name, or tihtr designation and the address of its principal office in West Virginia, or if no office is maintained in West Virginia, the address at which it will receive correspondence.

City Mortgage Services
Assumed Name

3601 MacCorkle Avenue, S.E.
Address

Charleston		West Virginia	25304
City	County	State	Zip

SIGNED:

/s/ Matthew B. Call	/s/ F. Eric Nelson, Jr.
Vice President	Treasurer

When the applicant receives its “Certificate of Registration of True Name” from the Secretary of State, the certificate, with attachments, must be filed in the office of the Clerk of the County Commission in the county of its principal office or, if no office is maintained in West Virginia, in the county in which its principal business is transacted in West Virginia.

February 18, 1997

VIA UPS OVERNIGHT MAIL
Secretary of State of West Virginia
Attn: Corporate Division
State Capital Building One, Room 157-K
Charleston, WV 25305

City Holding Company

Ladies and Gentlemen:

Enclosed please find an Application for True Name Registration for the above named corporation in duplicate, a letter dated January 22, 1997 from your office, an originally signed and notarized consent of City Mortgage Corporation, a check from this firm in the amount of $10.00 and a self addressed Federal Express envelope.

At this time I would like to order a certified good standing certificate of City Holding Company. Please send this certificate to me in the Federal Express envelope toqether with the receipt of filing and acceptance of the Application for True Name Registration.

If you have any questions, please do not hesitate to contact me at (805)788-8305. Thank you for your assistance.

Very truly yours,

/s/ Chris Hewett

Christina Hewett
Legal Assistant

Enclosures

CC: Mr. Robert A, Henson
Mr. Randall S. Parks

CONSENT

I, John Amrhein, President of City Mortgage Corporation, a corporation incorporated in the State of Pennsylvania hereby consent to the use of the corporate name, City Mortgage Corporation, as an assumed name by City Holding Company, a corporation incorporated in the State of West Virginia.

Dated: 2-3-97

CITY MORTGAGE CORPORATION
a West Virginia corporation

By: /s/ John Amrhein
Title: President
Name: John Amrhein

Given under my hand and
official seal this 4th day
of February, 1997

/s/ Tammie L. Krull

[NOTARY SEAL
TAMMIE L. KRULL]

Member, Pennsylvania Association of Notaries

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

the following and attached is a true copy of the articles of merger of FIRST MERCHANTS BANCORP, INC., a West Virginia corporation and CITY HOLDING COMPANY, a West Virginia corporation.

THEREFORE, I hereby grant this CERTIFICATE OF MERGER, merging FIRST MERCHANTS BANCORP, INC. WITH AND INTO CITY HOLDING COMPANY, the survivor.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Thirty-first  day of
August 1995

Secretary of State

ARTICLES OF MERGER
OF
MERCHANTS BANCORP, INC.
INTO
CITY HOLDING COMPANY

1. (a) The Plan of Merger of First Merchants Bancorp, Inc. (“FMB”) into City Holding Company (“City Holding”) is attached hereto as Exhibit A.

(b) Under the Plan of Merger, City Holding shall be the surviving corporation with the name of “City Holding Company."

2. (a) FMB has outstanding 576,000 shares of common stock, $2.00 par value ("FMB Common Stock"), which is the only class of stock outstanding.

(b) City Holding has outstanding 3,777,738 shares of common stock, par value $2.50 per share ("City Holding Common stock"), which is its only class of stock outstanding.

3. (a) 494,666, (85.88%) of the outstanding shares of F'MB Common Stack were voiced for the Plan of Merger, which was sufficient for approval, 0, (0%) shares-were voted against and 0, (0%) shares; abstained. 81,334 shares did not vote.

(b) 2,510,483.5401, (66.45%) of the outstanding shares of City Holding Common Stock were voted for the Plan of Merger, which was sufficient for approval , 92,871.7176, (2.46%) shares were voted against and 18,980.0384, (.5%) shares abstained. 1,155,402.7039 shares did not vote.

CITY HOLDING COMPANY FIRST MERCHANTS BANCORP, INC.

By:  /s/ Steven J. Day  By: /s/ George F. Davis
Steven J. Day   George F. Davis
President and Chief   Chairman of the Board
Chief Executive Officer   and Chief Executive
Officer

By: /s/ Robert A. Henson  By: /s/ Linda G. Aguilar
Robert A. Henson   Linda G. Aguilar
Chief Financial Officer   Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

On this 31st day of August, 1995, before me, a notary public for the state and county aforesaid, personally came Steven J. Day and Robert A. Henson, President and Chief Executive Officer and Chief Financial Officer, respectively, of City Holding Company and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: May 2, 2001.

[NOTARY SEAL /s/ Lynn R. Deardorff
LYNN R. DEARDORFF]     Notary Public

STATE OF WEST VIRGINIA
COUNTY OF FAYETTE

On this 29th day of August, 1995, before me, a notary public for the state and county aforesaid, personally came George F. Davis and Linda G. Aguilar, Chairman of the Board and Chief Executive Officer, respectively, of First Merchants Bancorp, Inc. and each in his or her said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: July 7, 2003.

[NOTARY SEAL /s/ Carol L. Hess
CAROL L. HESS]     Notary Public

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
First  day of
August 1994

Secretary of State

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

1. The name of the corporation is CITY HOLDING COMPANY.

2.  The text of the amendment adopted is as follows:

The first paragraph of Article VI of the Articles of Incorporation is struck out and the following is substituted therefor:

VI.	The company shall have the authority to issue 500,000 shares of preferred stock of a par value of $25 per share and 20,000,000 shares of common stock of a par value of $2.50 per share.

The remainder of Article VI shall be unchanged.

3. The amendment was adopted at the annual meeting of shareholders of the Corporation on July 19, 1994. As of the record date for the annual meeting, the Corporation had 2,962,915 shares of common stock outstanding and entitled to vote. The number of shares voted for and against the amendment was 1,808,623.79 shares and 56,330.41 shares, respectively. The holders of 10,787.91 shares abstained. As a result of the amendment, the stated capital of the Corporation is increased to $62,500,000.

4. These Articles of Amendment were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219.

CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President and Chief Executive
Officer

By: /s/ Robert A. Henson
Robert A. Henson
Assistant Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Lynn Frazier, a Notary Public, do hereby certify that on this 1 day of August, 1994, personally appeared before me, Steven J. Day and Robert A. Henson, who being first duly sworn, declared themselves to be President and Chief Executive Officer and Assistant Secretary, respectively, of City Holding Company, a corporation, that they signed the foregoing document as President and Chief Executive Officer, and Assistant Secretary of the corporation, and that the statements therein contained are true.

/s/ Lynn R. Frazier
Notary Public

My commission expires: May 2, 2001.

[NOTARY SEAL
LYNN R. FRAZIER]

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

the following and attached is a true copy of the articles of merger of Home Bancorp, Inc. and City Holding Company, both being qualified West Virginia corporations.

Therefore, I hereby grant this CERTIFICATE OF MERGER, merging Home Bancorp, Inc. with and into City Holding Company, the survivor.

Given under my hand and the
Great Seal of the State of
West Virginia on this
seventeenth  day of
September 1992

Secretary of State

ARTICLES OF MERGER
OF HOME BANCORP, INC.
INTO
CITY HOLDING COMPANY

1.	These Articles of Merger are submitted pursuant to Section 31-1-119 of the West Virginia Code.

2. (a) The Plan of Merger of Home Bancorp, Inc. (“Home”) into City Holding Company (“City Holding”) is attached hereto as Exhibit A. Home Bancorp is the wholly-owned subsidiary of City Holding.

(b) Under the Plan of Merger, City Holding shall be the surviving corporation with the name of “City Holding Company.” The Articles of Incorporation of City Holding are attached hereto as Exhibit B.

3. Home Bancorp has outstanding 1,000 shares of common stock, which is its only class of stock outstanding, all of which shares are owned by City Holding.

4. As the sole shareholder of Home Bancorp, City Holding waives mailing of the Plan of Merger pursuant to Section 31-1-119(c) of the West Virginia Code.

CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President and Chief Executive
Officer

By: /s/ Robert A. Henson
Robert A. Henson
Assistant Secretary and
Treasurer

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

On this 12 day of May, 1992, before me, a notary public for the state and county aforesaid, personally came Steven J. Day and Robert A. Henson, President and Chief Executive Officer and Assistant Secretary and Treasurer, respectively, of City Holding Company and each in his said capacity acknowledged the foregoing Articles of Merger to be the act and deed of said corporation.

Witness my officia1 seal and signature this day and year aforesaid.

My commission expires: May 2, 2001.

[NOTARY SEAL /s/ Lynn R. Frazier
LYNN R. FRAZIER]     Notary Public

Exhibit A

PLAN OF MERGER
OF
HOME BANCORP, INC.
INTO
CITY HOLDING COMPANY

Section 1. Home Bancorp, Inc., a West Virginia corporation ("Bancorp"), which is a wholly-owned subsidiary of City Holding Company, a West Virginia corporation ("City Holding"), shall, upon the issuance of a certificate of merger by the Secretary of State of West Virginia (the "Effective Date"), be merged into City Holding, which shall be the Surviving Corporation

Section 2. Each share of Bancorp Common Stock issued and outstanding immediately prior to the Effective Date shall be cancelled. Each share of City Holding Common Stock issued and outstanding immediately prior to the Effective Date shall remain issued and outstanding, unaffected by this merger.

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Seventh  day of
May 1991

Secretary of State

ARTICLES OF SERIAL DESIGNATION
OF
CITY HOLDING COMPANY

1. The name of the corporation is CITY HOLDING COMPANY.

2. On May 6, 1991, pursuant to Section 31-1-79 of the West Virginia Corporation Act and the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation duly adopted the following resolutions creating a series of 100,000 shares of Preferred Stock designated as Junior Participating Cumulative Preferred Stock, Series A:

RESOLVED, that it is hereby declared to be in the best interests of the corporation that the Articles of Incorporation of the Corporation be amended to create a new series of Preferred Stock to consist of 100,000 shares and to be designated as Junior Participating Cumulative Preferred Stock, Series A, and to determine the preferences, limitations and relative rights of the Junior Participating Cumulative Preferred Stock, Series A, by adding to Article VI of such Articles of Incorporation, a new section entitled "Junior Participating Cumulative Preferred Stock, Series A", to read in the form attached hereto as Appendix I.

RESOLVED, that the amendment to the Articles of Incorporation of the Corporation attached hereto as Appendix I is hereby adopted and that the appropriate officers of the Corporation are authorized and directed to prepare and to file with the Secretary of State of West Virginia Articles of Serial Designation to give effect thereto.

3. That Appendix I hereto constitutes the amendment referred to in the foregoing resolutions.

4. That such amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors of the Corporation on May 6, 1991. Shareholder action was not required.

5. These Articles of Serial Designation were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-9074.

Dated:  May 6, 1991  CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President and Chief Executive
Officer

By: /s/ Robert A. Henson
Robert A. Henson, Assistant
Secretary

APPENDIX I

Junior Participating Cumulative Preferred Stock, Series A. The Corporation has designated 100,000 shares of the authorized but unissued shares of the Corporation’s Preferred Stock, par value $25, as Junior Participating Cumulative Preferred, Series A (hereinafter referred to as “Series A Preferred Stock”). The terms of the Series A Preferred Stock, in respect in which the shares of such series may vary from shares of any and all other series of Preferred Stock, are as follows:

(a) Dividends and Distributions.

(1)  Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of the shares of Series A Preferred Stock in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, and if declared by the Board of Directors out of funds legally available therefore, dividends payable quarterly on March 31, June 30, September 30 and December 31 (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $100 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after April 4, 1991 (the “Rights Dividend Declaration Date”), (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a small number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction , the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (1) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend at the rate of $100 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(3)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock,, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such s hares shall begin to accrue from the date of issue of such shares , or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which , events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

(b) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction , the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2)  Except as otherwise provided herein, in the Articles of Incorporation or under applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one voting group on all matters submitted to a vote of stockholders of the Corporation.

(3) (i) If at any time dividends on any shares of Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period ( a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During such default period, all holders of the outstanding shares of Series A Preferred Stock together with any other series of Preferred Stock then entitled to such a vote under the terms of the Articles of Incorporation, voting as a separate voting group, shall be entitled to elect two (2) members of the Board of Directors of the Corporation.

(ii) During any default period, such voting right of the holders of Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Subsection (b) (3) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a separate voting group, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors, or if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of any and all series, nay request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (b) (3) (iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request. In the event such meeting is not called within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (b) (3) (iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)  In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a separate voting group, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (b) (3) (ii) be filled by vote of a majority of the remaining Directors theretofore elected by the voting group which elected the Director whose office shall have become vacant. References in this paragraph (b) (3) (iv) to Directors elected by a particular voting group shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock, as a separate voting group, to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock, as a separate voting group, shall terminate, and (z) the number of Directors shall be such number as may be provided for in, or pursuant to, the Articles of Incorporation or bylaws irrespective of any increase made pursuant to the provisions of paragraph 5 (b) (3) (ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Incorporation or bylaws). Any vacancies in the Board of Directors affected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors, even though less than a quorum.

(4) Except as set forth herein or as otherwise provided in the Articles of Incorporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(c) Certain Restrictions.

(1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Subsection (a) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay or set apart for payment any dividends (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Series A Preferred Stock) or make any other distributions on, any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock and shall not redeem, purchase or otherwise acquire, directly or indirectly, whether voluntarily, for a sinking fund, or otherwise any shares of any class of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the series A Preferred Stock, provided that, notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the concurrent sale of, other shares of stock of any such junior class;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (1) of Subsection (c), purchase or otherwise acquire such shares at such time and in such manner.

(d) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof . All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

(e)	Liquidation, Dissolution or Winding Up.

(1) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph 3 below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) being herein after referred to as the "Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Preferred Stock and Common Stock, on a per share basis, respectively.

(2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, then such remaining assets shall be distributed ratably to the holders of all such shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(3) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(f) Consolidation, Merger, Share Exchange, etc. In case the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(g) Redemption. The outstanding shares of Series A Preferred Stock may be redeemed at the option of the Board of Directors as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to (i) 1OO% of the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart, without interest. The "Average Market Value” is the average of the closing sale prices of a share of the Common Stock during the 30-day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing bid quotations with respect to a share of Common Stock during such 30-day period on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value of a share of the Common Stock as determined by the Board of Directors in good faith.

(h) Ranking. The Series A Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

(i) Amendment. Except as permitted by the West Virginia Corporation Act, the Articles of Incorporation or the Bylaws, the Articles of Incorporation shall not be further amended in any manner that would adversely affect the preferences, rights or powers of the Series A Preferred Stock.

(j) Fractional Shares. Series A Preferred Stock may be issued in fractions of one one-thousandth of a share (and integral multiples thereof) which shall entitle the holder, in proportion to such holders' fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

(SEAL - CITY HOLDING COMPANY)

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Victoria A. Evans, a Notary Public, do hereby certify that on this 7th day of May, 1991, personally appeared before me, Steven J. Day, who being by me first duly sworn, declared that he is President of City Holding Company, a corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Victoria A. Evans
Notary Public
My commission expires June 21, 1994.

(SEAL)     [NOTARY SEAL
VICTORIA A. EVANS]

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Sixth  day of
May 1991

Secretary of State

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

1. The name of the corporation is CITY HOLDING COMPANY.

2. The text of the amendment adopted is as follows:

Article VI is struck out and the following is substituted therefor:

VI. The Company shall have the authority to issue 500,000 shares of preferred stock of a par value of $25 per share and 10,000,000 shares of common stock of a par value of $2.50 per share.

Preferred Stock. Authority is expressly vested in the Board of Directors to fix and determine the relative rights, reference and limitations, within the, limits set forth in Section 31-1-79 of the West Virginia code 1966, as amended, or any successor statute, of one or more series within the class of preferred stock and to provide for the issuance thereof. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of preferred stock shall be identical except as to the relative rights , preferences and limitations of any series fixed and determined by t h e Board of Directors pursuant hereto.

Prior to the issuance of any shares of a series of preferred stock, (i) the Board of Directors shall establish such series by adopting a resolution, and by filing with t h e Secretary of State a statement setting forth the designation and number of shares of the series and the relative rights and preferences thereof, and (ii) the Secretary of State shall have accepted such statement for filing.

Each series of preferred stock shall rank on a parity as to dividends and assets with all other series according to the respective dividend rates and amounts distributable upon any voluntary or involuntary liquidation of the Company fixed for each such series and without preference or priority of any series over any other series; but all shares of preferred stock shall be preferred over shares of common stock as to both dividends and amounts distributable upon any voluntary or involuntary liquidation of the Company.

Common Stock. The holders of common stock shall, to the exclusion of the holders of any other class of stock of the Company, have the sole and full power t o vote for the election of directors and for all other purposes without limitation except only (i) as otherwise provided in the certificate of amendment for a particular series of preferred stock, and (ii) as otherwise expressly provided by the then existing statutes of the State of West Virginia. The holders of common stock shall have one vote for each share of common stock held by them.

Subject to the provision of the certificate of amendment for series of preferred stock, the holders of common stock shall be entitled to receive dividends if, and when and as declared by the Board of Directors out of funds legally available therefore and to the net assets remaining after payment of all liabilities upon voluntary and involuntary liquidation of the Company.

3. The amendment was adopted at the annual meeting of shareholders of the Corporation on April 30, 1991. As of the record date for the annual meeting, the Corporation had 1,978,148 shares of common stock outstanding and entitled to vote. The number of shares voted for and against the amendment was 1,273,932 shares and 124,153 shares, respectively. The holders of 16,667 shares abstained. As a result of the amendment, the stated capital of the Corporation is increased t o $37,500,000.

4. These Articles of Amendment were prepared by Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219.

CITY HOLDING COMPANY

By: /s/ Steven J. Day
Steven J. Day
President and Chief Executive
Officer

By: /s/ Robert A. Henson
Robert A. Henson, Assistant
Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA

I, Victoria A. Evans, a Notary Public, do hereby certify that on this 6th day of May, 1991, personally appeared before me, Steven J. Day, who being by me first duly sworn, declared that he is President of City Holding Company, a corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Victoria A. Evans
Notary Public
My commission expires June 21, 1994.

(SEAL)     [NOTARY SEAL
VICTORIA A. EVANS]

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Fifth  day of
October 1987

Secretary of State

KEN HECHLER	STATE SEAL OF WEST VIRGINIA	FILE IN DUPLICATE ORIGINALS
Secretary of State		FEE: $ 5.00
State Capitol, W 139
Charleston, WV 25305
(304) 342-8000

FILED
[illegible]
IN THE OFFICE OF
SECRETARY OF STATE
WEST VIRGINIA

WEST VIRGINIA

ARTICLES OF INCORPORATION

PROFIT AMENDMENT

CITY HOLDING COMPANY

Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is City Holding Company

SECOND: The following Amendment(s) to the Articles of Incorporation was adopted by the shareholders (Note 1) of the corporation on September 29, 1987 in the manner prescribed by Section 107 and 147, Article 1, Chapter 31.

Article VI is deleted and the following is substituted therefor:

Article VI

The corporation shall have the authority to issue 5,000,000 shares of common stock of a par value of $2.50 per share.

The holders of the common stock shall have tho sole and full power to vota for the election of directors and for all other purposes without limitation.

THIRD: The number of shares of the corporation outstanding at lhe lime of such adoption was 649,670; and the number of shares entitled to vote was 533,717

FOURTH: The designation and number of outstanding shares of each class entitled to vote, as a class, were as follows:

CLASS	Number of Shares

FIFTH: The number of shares voted for such amendment(s) was 520,250; and the number of shares voted against such amendments(s) was 12,731.

SIXTH: The number of shares of cach class entitled to vote as a class voted for and against the amendment(s), was

CLASS	Number of Shares Voted
	For	Against

SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment(s) shall be effected, is as follows:

EIGHTH: The amount of the authorized capital stock of this corporation shall be increased/decreased from 1,000,000 shares at the par value of $2.50 to 5,000,000 shares at lhe par value of $2.50. The total authorized capital stock shall hereafter be $12,500,000.

Dated October 1, 1987

City Holding Company
Corporate Name
By:	/s/ James L. Burns
Its President
and	/s/ Otis L. O’Connor
Its Secretary

STATE OF WEST VIRGINIA

COUNTY OF KANAWHA

I, Brenda Sutphin, a Notary Public do hereby certify that on this 5th day of October 1987, personally appeared before me James L. Burns who being by me first duly sworn, declared that he is the President of City Holding Company, a corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Brenda Sutphin
Notary Public

My Commission Expires:	August 16, 1993

(NOTARIAL SEAL)		[Graphic Omitted]

Notes	1.	Change to “board of directors” if no shares have been issued.

Articles of Amendment

prepared by

Name	Otis L. O’Connor, Attorney at Law

Address	P.O. Box 1588

Charleston, WV 25326

Articles of Incorporation

Profit Amendment - continued

The holders of the common stock shall have one vote for each share of common stock held by them.

The holders of shares of common stock shall be entitled to receive dividends if and when ad declared by the Board of Directors cut of funds legally available therefor and to the net assets remaining after payment of all liabilities upon voluntary or involuntary liquidation of tha corporation.

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Sixth  day of
March 1986

Secretary of State

[illegible]	[illegible]
Articles filed in Duplicate Originals	[illegible]
Certificate Fee: $5.00	[illegible]
License Tax:_____

ARTICLES OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

CITY HOLDING COMPANY

Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation.

FIRST. The name of the corporation is City Holding Company

SECOND. The following Amendment(s) to the Articles of Incorporation was adopted by the shareholders (Note 1) of the corporation on March 4, 1986 in the manner prescribed by Section 107 and 147, Article 1, Chapter 31

[illegible]

Article VI is deleted and the following is substituted therefor:

Article VI

The corporation shall have the authority to issue 1,000,000 shares of common stock of a par value of $2.50 per share.

The holders of the common stock shall have the sole and full power to vote for the election of directors and for all other purposes without limitation. The holders of the common stock shall have one vote for each share of common stock held by them.

The holders of shares of common stock shall be entitled to receive dividends if and when as declared by the Board of Directors cut of funds legally available therefor and to the net assets remaining after payment of all liabilities upon voluntary or involuntary liquidation of the corporation.

Each share of common stock, par value $5, issued on the effective date of this amendment shall be converted into two shares of common stock, par value $2.50.

THIRD. The number of shares of the corporation outstanding at the time of such adoption was 115,223, and the number of shares entitled to vote thereon was 115,223.

FOURTH. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows.

(Note 2)

CLASS	Number of Shares

FIFTH. The number of shares voted for such amendment(s) was 64,580; and the number of shares voted against such amendments(s) was 38,768. (Note 2)

SIXTH. The number of shares of each class entitled to vote thereon as a class voted for and against the amendment(s), respectively, was

CLASS	Number of Shares Voted
	For	Against

SEVENTH. The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment(s) shall be effected, is as follows: (Note 2)

EIGHTH. The amount of the authorized capital stock of this corporation shall be increased/decreased from 262,500 shares of the par value of $5.00 to 1,000,000 shares of the par value of $2.50. The total authorized capital stock shall hereafter be $2,500,000.

Dated March [illegible], 1986

City Holding Company (Note 4)

By:	/s/ James L. Burns
Its President

and	/s/ Otis L. O'Connor
Its Secretary

STATE OF WEST VIRGINIA

COUNTY OF KANAWHA

I, [illegible], a notary public do hereby certify that on this [illegible] day of March, 1986, personally appeared before me James L. Burns who being by me first duly sworn declared that he is the President of City Holding Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Brenda Sutphin
Notary Public

Commission Expires:	August 16, 1993

(NOTARIAL SEAL)		[Graphic Omitted]

Notes	1.	Change to “board of directors” if no shares have been issued.

2.	If inapplicable omit.

3.	This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.

4.	Exact corporate name of corporation adopting the Articles of Amendment

5.	Signatures and titles of officers signing for the corporation

6.	This articles of amendment to the articles of incorporation must be filed in duplicate.

Xerox copies of signatures are not acceptable.

Articles of Amendment

prepared by

Name	Otis L. O’Connor, Attorney at Law

Address	P.O. Box 1588

Charleston, WV 25326

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

originals of the Articles of Amendment to the Articles of Incorporation of

CITY HOLDING COMPANY

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

Given under my hand and the
Great Seal of the State of
West Virginia on this
Sixth  day of
March 1986

Secretary of State

[illegible]	[illegible]
Articles filed in Duplicate Originals	[illegible]
Certificate Fee: $5.00	[illegible]
License tax:________

ARTICLES OF AMENDMENT

to

ARTICLES OF INCORPORATION

of

CITY HOLDING COMPANY

Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is City Holding Company

SECOND: The following Amendments(s) to the Articles of Incorporation was adopted by the shareholders (Note 1) of the corporation on March 4, 1986 in the manner prescribed by Section 107 and 147, Article 1, Chapter 31

[illegible]

Article X is deleted and the following is substituted therefor:

Article X

1. Number, Election & Term of Directors. The number of directors shall be set forth in the Bylaws, but in the absence of such a provision in the Bylaws, the number of directors of the corporation shall be 6. Commencing with the 1986 annual meeting of stockholders, the Board of Directors shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. At the 1986 annual meeting of stockholders, directors of the first class (Class I) shall be elected to hold office for a term expiring at the 1987 annual meeting of stockholders; directors of the second class (Class II) shall be elected to hold office for a term expiring at the 1988 annual meeting of stockholders; and directors of the third class (Class III) shall be elected to hold office for a term expiring at the 1989 annual meeting of stockholders. At each annual meeting of stockholders after 1986, the successors to the class of directors whose term shall then expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third

THIRD. The number of shares of the corporation outstanding at the time of such adoption was 115,223; and the number of shares entitled to vote thereon was 115,223.

FOURTH. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

(Note 2)

CLASS	Number of Shares

FIFTH. The number of shares voted for such amendment(s) was 64,293; and the number of shares voted against such amendment(s) was 38,905 (Note 2)

SIXTH. The number of shares of each class entitled to vote thereon as a class voted for and against such amendments(s), respectively, was:

CLASS	Number of Shares Voted
	For	Against

SEVENTH. The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment(s) shall be effected, is as follows: (Note 2)

EIGHTH. The amount of the authorized capital stock of this corporation shall be increased/decreased from shares at the par value of to shares at the par value of . The total authorized capital stock shall hereafter be $________

preceding annual meeting of stockholders. When the number of directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the Board of Directors as to make all classes as nearly equal as possible.

2. Newly-Created Directorships and Vacancies. Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors through less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3. Removal of Directors. Any director may be removed, with or without cause, only by the affirmative vote of the holders of a majority of the outstanding Common Stock.

Dated March [illegible], 1986

City Holding Company (Note 4)

By:	/s/ James L. Burns
Its President

and	/s/ Otis L. O'Connor
Its Secretary

STATE OF WEST VIRGINIA

COUNTY OF KANAWHA

I, Brenda Sutphin, a notary public, do hereby certify that on this [illegible] day of March, 1986 personally appeared before me James L. Burns who being by me first duly sworn declared that he is the President of City Holding Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Brenda Sutphin
Notary Public

Commission Expires:	August 16, 1993

(NOTARIAL SEAL)		[Graphic Omitted]

Notes	1.	Change to “board of directors” if no shares have been issued.

2.	If inapplicable omit.

3.	This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.

4.	Exact corporate name of corporation adopting the Articles of Amendment

5.	Signatures and titles of officers signing for the corporation

6.	This articles of amendment to the articles of incorporation must be filed in duplicate.

Xerox copies of signatures are not acceptable.

I, A. James Manchin, Secretary of State of the
State of West Virginia, hereby certify that

I have received in my Office, duplicate originals of

ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION
of
CITY HOLDING COMPANY

The said Articles of Amendment were duly signed and verified pursuant to the provisions of Chapter 31, Article 1, Section 31 of the Official Code of West Virginia Code, 1931, as amended, and are hereby founds to conform to law. Accordingly therefore, I now issue this

CERTIFICATE OF INCREASE to the ARTICLES OF INCORPORATION

of the hereinabove named corporation, and I attach hereto a duplicate original of said Articles of Amendment.

GOD SAVE THE PRECIOUS STATE OF WEST VIRGINIA

Given under my hand and the
Great Seal of the said State at
the City of Charleston, this
Sixth  day of
March 1984

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is City Holding Company.

SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on February 29, 1984, in the manner prescribed by Section 107, Article 1, Chapter 31:

RESOLVED, that Article VI of the Articles of Incorporation of City Holding Company shall be amended to state as follows:

“VI. The amount of the total authorized capital stock of said corporation shall be Once Million Three Hundred Twelve Thousand Five Hundred Dollars ($1,312,500.00), which shall be divided into Two Hundred Sixty-Two Thousand Five Hundred (262,500) shares of the par value of Five and 11/100 Dollars $5.00) each.”

THIRD: The number of shares of the corporation outstanding at the time of such adoption was two hundred (200); and the number of shares entitled to vote thereon was two hundred (200).

FOURTH: The number of shares voted for such amendment was two hundred (200); and the number of shares voted against such amendment was zero.

Dated this 29th day of February, 1984.

City Holding Company

/s/ James L. Burns
James L. Burns
Its President

[CORPORATE SEAL}   /s/ Otis L. O’Connor
Otis L. O’Connor
Its Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA, TO-WIT

I, Brenda Sutphin, a notary public, do hereby certify that on this 29th day of February, 1984, personally appeared before me, James L. Burns, who being by me first duly sworn, declared that he is President of City Holding Company, that he signed the foregoing document as president of the corporation, and that the statements therein contained are true.

/s/ Brenda Sutphin
Notary Public

My commission expires August 16, 1993.

This instrument was prepared by:

Anne R. Williams
Steptoe & Johnson
Clarksburg, WV

This instrument was presented to the Clerk of the County Commission of Kanawha County, West Virginia, on March 9, 1984, and the same is admitted to record.

Teste: /s/ Margaret D. Miller, Clerk
Kanawha County Commission

I, A. James Manchin, Secretary of State of the
State of West Virginia, hereby certify that

pursuant to the provisions of Section 28, Article 1, Chapter 31 of the Code of West Virginia, 1931, as amended, duplicate originals of Articles of Incorporation of

CITY HOLDING COMPANY

have been received and are found to conform to law, and declared to be from this date a Corporation by the name and for the purposes as set forth in the said Articles, with the right of perpetual existence.

ACCORDINGLY, I hereby issue this Certificate of Incorporation.

Given under my hand and the
Great Seal of the said State at
the City of Charleston, this
Twelfth  day of
March 1982

ARTICLES OF INCORPORATION
OF
CITY HOLDING COMPANY

I. The undersigned agrees to become a corporation by the name of CITY HOLDING COMPANY.

II. The address of the principal office of said corporation will be located at 3601 MacCorkle Avenue, S.E., in the City of Charleston, in the County of Kanawha and the State of West Virginia, 25304.

III. The purpose or purposes for which this corporation is formed are as follows: To transact any or all lawful business for which corporations may be incorporated under the corporation laws of the State of West Virginia.

IV: No shareholder or other personal shall have any preemptive rights whatsoever.

V. Provisions for the regulation of the internal affairs of the corporation are:

Each director and officer of the corporation, or former director or officer of this corporation, or any other person who may have served at its request as a director or officer of another corporation, his heirs and personal representatives, shall be indemnified by this corporation against costs and expenses at any time reasonably incurred by him arising out of or in connection with any claim, action, suit or proceeding, civil or criminal, against him or to which he may be made a party by reason of his being or having been such director or officer except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of a duty to the corporation. If in the judgment of the board of directors of the corporation a settlement of any claim, action, suit or proceeding so arising be deemed in the best interests of the corporation, any such director or officer shall be reimbursed for any amounts paid by him in effecting such settlement and reasonable expenses incurred in connection therewith. The foregoing right of indemnification shall be in addition to any and other rights to which any director or officer may be entitled as a matter of law.

VI. The amount of the total authorized capital stock of said corporation shall be Five Thousand and 00/100 Dollars ($5,000.00), which shall be divided into One Thousand (1,000) shares of the par value of Five and 00/100 Dollars ($5.00) each.

VII. The full name and address of the incorporator is:

NAME   ADDRESS
James L. Burns The City National Bank
of Charleston
3601 MacCorkle Avenue, S.E.
Charleston, West Virginia 25304

VIII. The existence of this corporation is to be perpetual.

IX. The full name and address of the appointed person to whom notice or process may be sent is: Otis L. O’Connor, Post Office Box 1588, Charleston, West Virginia, 25326.

X. The number of directors constituting the initial board of directors of this corporation is fourteen (14) and the names and addresses of the persons who shall serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

NAME	ADDRESS
Paul R. Anderson, Sr.	5214 Virginia Avenue, S.E. Charleston, West Virginia

G. V. Brown	5314 Kanawha Avenue, S.E. Charleston, West Virginia

James L. Burns	Imperial Towers Charleston, West Virginia

W. S. Endres	919 Ridgeway Road Charleston, West Virginia

Charles R. Hooten, Jr.	1220 Woodland Drive Charleston, West Virginia

Richard T. Hoylman	3812 MacCorkle Avenue, S.E. Charleston, West Virginia

J. C. Jefferds, III	229 Hayes Avenue Charleston, West Virginia

Dewey E. S. Kuhns	4007 Virginia Avenue, S.E. Charleston, West Virginia

J. Richard McCormick	735 Chappell Road Charleston, West Virginia

Thomas N. McJunkin	1855 Louden Heights Road Charleston, West Virginia

Otis L. O’Connor	890 Chester Road Charleston. West Virginia

Robert L. Peden	4107 Virginia Avenue Charleston, West Virginia

Mark H. Schaul	1551 Hampton Road Charleston, West Virginia

Jon W. Watkins	1400 Viewmont Drive Charleston, West Virginia

THE UNDERSIGNED, for the purposes of forming a corporation under the laws of the State of West Virginia, does make and file this Articles of Incorporation, and I have accordingly hereto set my hand this 12th day of March, 1982.

/s/ James L. Burns
James L. Burns

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA, TO-WIT

I, Brenda Sutphin, a Notary Public in and for the County and State aforesaid, hereby certify that JAMES L. BURNS, whose name is signed to the foregoing Articles of Incorporation, bearing the date the 12th day of March, 1982, this day personally appeared before me in my said county and acknowledged his signature to be the same.

Given under my hand and official seal this 12th day of March, 1982.

My commission expires August 23, 1983.

/s/ Brenda Sutphin
Notary Public

[NOTARIAL SEAL]

This instrument was presented to the Clerk of the County Commission of Kanawha County, West Virginia, on March 15, 1982, and the same is admitted to record.

Teste: /s/ Margaret D. Miller, Clerk
Kanawha County Commission

This instrument was prepared by:

STEPTOE & JOHNSON
Union National Center East
P. O. Box 2190
Clarksburg, West Virginia